Exhibit 99.1

FOR ADDITIONAL INFORMATION:

Investor Relations Contact:	Media Contact:

Applied Micro Circuits Corporation Bob Gargus	Applied Micro Circuits Corporation Tally Kaplan-Porat
Phone: (408) 542-8752	Phone: (408) 702-3139
E-Mail: bgargus@amcc.com	E-Mail: tporat@amcc.com

Thursday, July 30, 2009

Company Press Release

APPLIED MICRO CIRCUITS CORPORATION REPORTS

FIRST QUARTER FISCAL 2010 FINANCIAL RESULTS

SUNNYVALE, Calif., —July 30, 2009—Applied Micro Circuits Corporation [NASDAQ: AMCC] today reported its financial results for the first quarter of fiscal 2010 ending June 30, 2009.

•	Q1 net revenues from continuing operations were $45.1 million up 10% sequentially and down 26% year over year.

•	Q1 2010 GAAP net loss from continuing operations was $(2.8) million or $(0.04) per share. Q1 2010, income from discontinued operations, net of taxes, were $5.7 million or $0.08 per share.

•	Q1 2010 non-GAAP net income (from continuing operations) was $0.9 million or $0.01 per share.

•	Total cash was approximately $200.4 million as of June 30, 2009.

•	On April 21, 2009 AppliedMicro completed the sale of its 3ware storage adapter solutions business for approximately $20.8 million in cash.

Net revenues from continuing operations for the first quarter of fiscal 2010 were $45.1 million compared to $41.0 million in the fourth quarter of fiscal 2009, representing a sequential increase of 10% and a decline of 26% over the $61.2 million in net revenues reported in the first quarter of fiscal 2009.

The net income on a generally accepted accounting principles (GAAP) basis for the first quarter of fiscal 2010 was $2.9 million or $0.04 per share. The first quarter GAAP net income compares with a net loss of $(27.4) million or $(0.42) per share for the fourth quarter of fiscal 2009 and a net loss of $(5.2) million or $(0.08) per share for the first quarter of fiscal 2009.

Non-GAAP income from continuing operations for the first quarter of fiscal 2010 was $0.9 million or $0.01 per share, compared to non-GAAP loss from continuing operations of $(8.4) million or $(0.13) per share in the fourth quarter of fiscal 2009 and non-GAAP net income from continuing operations of $7.0 million or $0.11 per share for the first quarter of fiscal 2009.

“We were quite pleased with the recovery of revenues and are confident that the strategic direction in which we are driving the company will enable us to significantly leverage and strengthen our position in key markets that we have chosen to serve. I am happy with our design win pipeline and the progress we continued to make in the last quarter.” said Paramesh Gopi, president and chief executive officer.

Bob Gargus, chief financial officer commented, “We have been able to refocus the business over the last few quarters resulting in a significant reduction to operating expenses and improved asset management as shown on our balance sheet. With these now behind us we should see steady improvement in our profitability as revenues ramp back to last year’s levels.”

AppliedMicro reports its financial results in accordance with GAAP and also provides additional financial data that have not been prepared in accordance with GAAP. The non-GAAP results and other financial measures reported by the Company exclude certain items that are required by GAAP, such as restructuring charges, amortization of purchased intangibles, stock-based compensation charges, other than temporary impairment on investments, payroll tax on certain stock option exercises and expenses related to stock option investigation and other litigation. Expenses related to stock option investigation consist primarily of fees paid to professional service firms in connection with the Company’s internal investigation of historical stock option grant practices and the resulting restatement of the Company’s financial statements, the investigations by the Securities and Exchange Commission and the U.S. Attorney’s office arising from the internal investigation and the defense of derivative lawsuits arising from the Company’s internal investigation and other litigation relates to an accrual made for a potential litigation settlement. Income taxes are adjusted to an estimated non-GAAP effective tax rate. These non-GAAP measures are not a substitute for GAAP measures and may not be consistent with the presentation used by other companies. The Company uses the non-GAAP financial measures to evaluate and manage its operations. The Company is providing this information to allow investors to perform additional financial analysis and because it is consistent with the financial models and estimates published by analysts who follow the Company. The attached schedule reconciles non-GAAP results and other financial measures reported by the Company with the most directly comparable GAAP financial measures.

AppliedMicro management will be holding a conference call today, July 30, 2009, at 2:00 p.m. Pacific Time/5:00 p.m. Eastern Time to discuss additional details regarding the Company’s performance for the fourth quarter of fiscal 2009 and to provide guidance for the second quarter of fiscal 2010. You may access the conference call via any of the following:

Teleconference:	719-325-4854
Conference ID:	8093149
Web Broadcast:	http://investor.amcc.com/events.cfm
Replay:	719-457-0820 (available through August 13, 2009)

AppliedMicro Overview

AppliedMicro is a global leader in energy efficient sustainable solutions to process, transport, and store information for the next generation of Internet data center and carrier central office. A leader in high speed signal processing, IP and Ethernet packet processing, and embedded processors, AppliedMicro’s patented innovations provide high value solutions in telecom, enterprise and consumer applications. AppliedMicro’s corporate headquarters are located in Sunnyvale, California. Sales and engineering offices are located throughout the world. For further information regarding AppliedMicro, visit the company’s Web site at http://www.appliedmicro.com.

This news release contains forward-looking statements that reflect the Company’s current view with respect to future events and financial performance, including statements regarding the Company’s focus, product cycles, design-win pipeline, strategic re-focus and future revenues. These forward-looking statements are only predictions based on current information and expectations and are subject to certain risks and uncertainties, including, but not limited to, customer demand for the Company’s products, the businesses of the Company’s major customers, reductions, rescheduling or cancellation of orders by the Company’s customers, successful and timely development of products, market acceptance of new products, and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the year ended March 31, 2009, and the Company’s other filings with the Securities and Exchange Commission. Actual results could differ materially, as a result of such factors, from those set forth in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the issuance of this press release.

-Financial Tables Follow-

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	June 30, 2009	March 31, 2009
ASSETS

Current assets:
Cash, cash equivalents and short-term investments	$200,375	$184,009
Accounts receivable, net	15,203	17,537
Inventories	22,224	26,598
Other current assets	7,594	8,871
Assets of discontinued operations	—	8,558

Total current assets	245,396	245,573
Property and equipment, net	26,216	25,749
Purchased intangibles	28,377	32,965
Other assets	21,378	20,323

Total assets	$321,367	$324,610

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$16,525	$16,715
Other current liabilities	16,962	23,925

Total current liabilities	33,487	40,640
Stockholders’ equity	287,880	283,970

Total liabilities and stockholders’ equity	$321,367	$324,610

APPLIED MICRO CIRCUITS CORPORATION

GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
Net revenues	$45,052	$41,001	$61,199
Cost of revenues	22,175	21,842	28,426

Gross profit	22,877	19,159	32,773
Operating expenses:
Research and development	19,414	24,202	20,450
Selling, general and administrative	10,519	11,151	13,851
Amortization of purchased intangibles	1,005	1,005	1,005
Restructuring charges, net	(154)	7,717	(258)
Option investigation related expenses, net	—	(4)	347

Total operating expenses	30,784	44,071	35,395

Operating loss	(7,907)	(24,912)	(2,622)
Interest and other (expense) income and other-than-temporary impairment, net	1,589	1,693	(1,327)

Loss from continuing operations before income taxes	(6,318)	(23,219)	(3,949)
Income tax expense (benefit)	(3,519)	(455)	502

Loss from continuing operations	(2,799)	(22,764)	(4,451)
Income (loss) from discontinuing operations, net of income taxes (1)	5,697	(4,622)	(723)

Net income (loss)	$2,898	$(27,386)	$(5,174)

Basic net income (loss) per share:
Loss per share from continuing operations	$(0.04)	$(0.35)	$(0.07)
Income (loss) per share from discontinued operations	0.08	(0.07)	(0.01)

Net income (loss) per share	$0.04	$(0.42)	$(0.08)

Shares used in calculating basic net income (loss) per share	66,070	65,703	64,864

Diluted income (loss) per share:
Loss per share from continuing operations	$(0.04)	$(0.35)	$(0.07)
Income (loss) per share from discontinued operations	0.08	(0.07)	(0.01)

Net income (loss) per share	$0.04	$(0.42)	$(0.08)

Shares used in calculating diluted net income (loss) per share	66,733	65,703	64,864

(1) The following table provides information on the components of the loss from discontinued operations for the periods presented:
Components of discontinued operations

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
Net revenues	$516	$4,508	$12,861
Cost of revenues	733	4,071	7,424

Gross profit (loss)	(217)	437	5,437
Operating expenses:
Research and development	594	2,758	3,031
Selling, general and administrative	545	2,142	2,762
Amortization of purchased intangibles	—	315	315

Total operating expenses	1,139	5,215	6,108

Operating loss	(1,356)	(4,778)	(671)
Gain on sale of Storage Business	10,654	—	—

Income (loss) from discontinued operations before income taxes	9,298	(4,778)	(671)
Income tax expense (benefit)	3,601	(156)	52

Net income (loss) from discontinuing operations net of income taxes	$5,697	$(4,622)	$(723)

APPLIED MICRO CIRCUITS CORPORATION

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
GAAP net loss from continuing operations	$(2,799)	$(22,764)	$(4,451)
Adjustments:
Stock-based compensation charges	2,615	2,076	2,869
Amortization of purchased intangibles	4,588	4,588	4,861
Restructuring charges, net	(154)	7,717	(258)
Other than temporary investment impairment	175	203	3,393
Option investigation related expenses, net	—	(4)	347
Income tax adjustments	(3,546)	(196)	284

Total GAAP to Non-GAAP adjustments	3,678	14,384	11,496

Non-GAAP income (loss) from continuing operations	$879	$(8,380)	$7,045

Diluted income (loss) per share from continuing operations	$0.01	$(0.13)	$0.11

Shares used in calculating diluted income (loss) per share	66,733	65,703	65,104

Income (loss) per share from continuing operations:
GAAP income (loss) per share	$(0.04)	$(0.35)	$(0.07)
GAAP to non-GAAP adjustments	0.05	0.22	0.18

Non-GAAP income (loss) per share from continuing operations	$0.01	$(0.13)	$0.11

Reconciliation of shares used in calculating non-GAAP income per share:
Shares used in calculating the basic income (loss) per share	66,070	65,703	64,864
Adjustment for dilutive securities	663	—	240

Non-GAAP shares used in the EPS calculation	66,733	65,703	65,104

Discontinued operations

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
GAAP income (loss) from discontinued operations	$5,697	$(4,622)	$(723)
Adjustments:
Stock-based compensation charges	—	197	339
Amortization of purchased intangibles	—	1,040	1,040
Gain on sale of Storage Business	(10,654)	—	—
Income tax adjustments	3,642	(50)	31

Total GAAP to non-GAAP adjustments	(7,012)	1,187	1,410

Non-GAAP income (loss) from discontinued operations	$(1,315)	$(3,435)	$687

Income (loss) per share from discontinued operations:
GAAP income (loss) per share	$0.09	$(0.07)	$(0.01)
GAAP to non-GAAP adjustments	(0.11)	0.02	0.02

Non-GAAP income (loss) per share from discontinued operations	$(0.02)	$(0.05)	$0.01

APPLIED MICRO CIRCUITS CORPORATION

SCHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(in thousands)

(unaudited)

The following schedule reconciles selected line items from the GAAP basis statements of operations to the non-GAAP statements of operations:

	Three Months Ended
	June 30, 2009	March 31, 2009	June 30, 2008
GROSS PROFIT:
GAAP gross profit	$22,877	$19,159	$32,773
Gross profit from discontinued operations	(217)	437	5,437
Amortization of purchased intangibles	3,583	4,308	4,581
Stock-based compensation expense	111	61	214

Non-GAAP gross profit	$26,354	$23,965	$43,005

OPERATING EXPENSES:
GAAP operating expenses	$30,784	$44,071	$35,395
Operating expenses from discontinued operations	1,139	5,215	6,108
Stock-based compensation expense	(2,504)	(2,212)	(2,994)
Amortization of purchased intangibles	(1,005)	(1,320)	(1,320)
Restructuring charges, net	154	(7,717)	258
Option investigation related expenses, net	—	4	(347)

Non-GAAP operating expenses	$28,568	$38,041	$37,100

INTEREST AND OTHER INCOME, NET
GAAP interest and other (expense) income, net	$1,589	$1,693	$(1,327)
Other than temporary investment impairment	175	203	3,393

Non-GAAP interest and other income, net	$1,764	$1,896	$2,066

INCOME TAX EXPENSE (BENEFIT):
GAAP income tax expense (benefit)	$(3,519)	$(455)	$502
Income tax expense (benefit) from discontinued operations	3,601	(156)	52
Income tax adjustments	(96)	246	(315)

Non-GAAP income tax expense (benefit)	$(14)	$(365)	$239

RESEARCH AND DEVELOPMENT
GAAP research and development	$19,414	$24,202	$20,450
Research and development from discontinued operations	594	2,758	3,031
Stock-based compensation expense	(1,272)	(853)	(1,337)

Non-GAAP research and development	$18,736	$26,107	$22,144

SELLING, GENERAL AND ADMINISTRATIVE
GAAP selling, general and administrative	$10,519	$11,151	$13,851
Selling, general and administrative from discontinued operations	545	2,142	2,762
Stock-based compensation expense	(1,232)	(1,359)	(1,657)

Non-GAAP selling, general and administrative	$9,832	$11,934	$14,956

APPLIED MICRO CIRCUITS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended June 30,
	2009	2008
Operating activities:
Net income (loss)	$2,898	$(5,174)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation	1,558	1,742
Amortization of purchased intangibles	4,588	5,901
Stock-based compensation expense:
Stock options	1,037	2,110
Restricted stock units	1,578	1,098
Other-than-temporary impairment of marketable securities	175	3,393
Net loss on disposals of property	24	29
Net gain on sale of storage business unit	(10,654)	—
Changes in operating assets and liabilities:
Accounts receivable	2,334	(633)
Inventories	3,917	4,038
Other assets	184	634
Accounts payable	(1,305)	(1,152)
Accrued payroll and other accrued liabilities	(5,715)	(1,475)
Deferred tax liability	—	220
Deferred revenue	(1,271)	349

Net cash provided by (used for) operating activities	(652)	11,080

Investing activities:
Proceeds from sales and maturities of short-term investments and marketable securities	264,116	138,248
Purchases of short-term investments	(261,595)	(135,162)
Purchase of property, equipment and other assets	(2,014)	(3,502)
Proceeds from sale of storage business unit	20,815	—

Net cash provided by (used for) investing activities	21,322	(416)

Financing activities:
Proceeds from issuance of common stock	352	78
Funding of structured stock repurchase agreements	(11,797)	—
Funds received from structured stock repurchase agreements	3,962	—
Other	(581)	(109)

Net cash provided by (used for) financing activities	(8,064)	(31)

Net increase in cash and cash equivalents	12,606	10,633
Cash and cash equivalents at the beginning of the period	99,337	42,689

Cash and cash equivalents at the end of the period	111,943	$53,322